SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: October 13, 2003
(Date of earliest event reported)

Dominion Resources, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	1-8489 (Commission File Number)	54-1229715 (I.R.S. Employer Identification No.)

120 Tredegar Street
Richmond, Virginia 23219-3932
(804) 819-2000
(Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

(Former name or former address, if changed since last report.)

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 13, 2003, Dominion Resources, Inc. issued a press release regarding the costs associated with the company's storm restoration efforts following Hurricane Isabel. A copy of the press release is furnished as Exhibit 99.

Exhibit
99	Dominion Resources, Inc. press release dated October 13, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Patricia A. Wilkerson
Patricia A. Wilkerson Vice President and Corporate Secretary

Date: October 14, 2003

Exhibit Index

Exhibit No.
99	Dominion Resources, Inc. press release dated October 13, 2003.